UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 28, 2005


                              KEYNOTE SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)



         000-27241                                             94-3226488
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        (Commission                                          (IRS Employer
        File Number)                                       Identification No.)


        777 Mariners Island Boulevard, San Mateo, California          94404
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              (Address of principal executive offices)              (Zip Code)


                                 (650) 403-2400
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01      Entry Into a Material Definitive Agreement.


     Effective March 28, 2005, Keynote Systems, Inc., a Delaware corporation ("Keynote") entered into a Separation Agreement with Arnold Waldstein, its Vice President of Marketing and Business Development, in connection with Mr. Waldstein's resignation from Keynote. Under this agreement, Mr. Waldstein will continue his employment with Keynote through June 15, 2005 and will be entitled to receive a severance payment in the amount of $21,196.00, which constitutes three months of his annual base salary, less applicable taxes. As part of the agreement, Mr. Waldstein also released Keynote from any claims he may have against it.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  KEYNOTE SYSTEMS, INC.



Date: March 30, 2005              By: /s/ Peter Maloney
                                      ------------------------------------------
                                      Peter Maloney
                                      Vice President and Chief Financial Officer